8th Annual Global Electricity and Energy Conference

New York, NY

March 14-15, 2001





Progress Energy



Safe Harbor

We have included in this document "forward-looking information," as defined by the Private Litigation Reform Act of 1995. Forward-looking information, by its nature, involves estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a statement that contains forward-looking information. Examples of statements containing forward-looking information that we make include, but are not limited to, statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Any statement containing forward-looking information speaks only as of the date on which it is made; and, except to fulfill our obligations under the United States securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

Progress Energy

Today's Agenda

- Progress Energy Is…
- Year 2000 in Review
- Strengths to Leverage
- Line of Business Overview
- Sources of Earnings Growth

Progress Energy Is ...

- Top Ten
- Structured for stability and growth
- An integrated energy provider
- Southeastern-based with broad market reach
- Known for operational excellence
- Shareholder focused

Progress Energy

Great Subs

Three Regulated	Three Unregulated
CP&L	SRS
FPC	Energy Ventures
NCNG	Progress Telecom

Southeastern-Based with Broad Market Reach

Why Southeast?

- High growth
- Good demographics
- Allied business and government
- Market knowledge
- Ample geographic diversity
- Reach into ECAR and PJM
- Logical springboard



Market reach
Asset concentration

Progress Energy

Our Neighborhood

	Top 5 MW Growth	Low 5 Capacity Margin	Top 5 Energy-only Clearing Price
SERC	✓	✓	✓
Florida	✓	✓	✓
TVA		✓	✓

Progress Energy

Known for Operational Excellence

CP&L O&M Reductions
(non-fuel)


25% Reduction
1.6¢
1.2¢
¢/kWh
'94
'95
'96
'97
'98
'99

Merger Savings

$100-$175 Million Annually


Revenue Synergies
Energy Supply
10%
30%
45%
15%
Shared Services
Energy Delivery

Progress Energy

Year 2000 In Review

- Closed on FPC merger
- Provided TSR of 72%
- Sold 65% of Interpath
- Sold BellSouth PCS for $200 M
- Put SRS in the black
- Co-founded two RTOs
- Improved regulatory flexibility
- Set nuclear fleet record
- Improved customer satisfaction
- Hit earnings target
- Transformed the company

Progress Energy

Proof of Transformation

	CP&L 1996	Progress Energy 2001 Projected
Revenues	$ 3.0B	$ 7.6B
EBITDA	$ 1.1B	$ 2.6B
Net Income	$ 390M	$ 650-670M
EPS	$ 2.66	$ 3.25-3.35
Total Assets	$ 8.4B	$ 20B

Progress Energy

Year 2001 – So Far

- Completed $3.2 B permanent financing
- Initiated major expansion in Energy Ventures
- Completed Sandhills Pipeline
- Embedded synergies in budgets
- Completed trading floor renovation

Progress Energy

Strengths to Leverage ...

- $20B in assets
- 19,000 MW fleet at $250/KW
- Fuel diversity
- CAPEX of $1.5B/yr
- Assets to sell
- 2.8 million utility customers
- Professional regulation
- Fiber network – Miami to DC
- 3,000 MW of wholesale contracts maturing
- Goodwill treatment change
- 4,000 MW of machines with sites
- 70-person trading floor
- Management and systems

Progress Energy

On the Agenda for 2001

- Florida restructuring and rate stipulation
- Four scheduled nuclear outages
- New construction to Energy Ventures
- Asset divestiture
- Risk management
- Earnings commitment

Progress Energy

What Will We Do With These Strengths?

- Reward our shareholders with at least 7% - 8% EPS growth – and a good dividend
- Strengthen our top ten player status
- Focus on four lines of business

Progress Energy

Business Lines and Our Intentions

- Upstream Energy
- Transmission
- Energy Delivery + Services
- Wholesale Telecom

- Build mass and strength
- Operate at top quartile levels
- Deliver value to shareholders

Progress Energy

Energy Ventures

- Fuel Extraction, Manufacturing, and Delivery
- Merchant Generation Ownership
- Energy Marketing and Trading

Progress Energy

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery	Merchant Generation Ownership	Energy Marketing and Trading

- 3 eastern coal mines: 5 MT/yr
- 6 BCF/yr gas production
- Gulf transload terminal
- 6 river terminals
- 10-15 MT/yr synfuels

Progress Energy

Synthetic Fuels

- 9 plants at 7 locations
- Annual capacity of 10-15 million tons
- 3 plants already have PLRs (20% of capacity)
- 4 plants have PLRs pending
- 10% ownership interest in 2 plants

Synthetic Fuel PLRs

- Important: PLR that provides fact-specific ruling on narrow areas of law
- More important: compliance with criteria
  - In-service date for equipment
  - Chemical change
  - Third party sales

Progress Energy

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery

Merchant Generation Ownership

Energy Marketing and Trading

- 4,000 MW of machines/sites
  - By 2004
- Focus on Southeast

Merchant Plants



Rowan County*
Monroe
Richmond County*
Effingham
Unit Additions

*Pending regulatory approval

Progress Energy

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery	Merchant Generation Ownership	Energy Marketing and Trading

- Manage portfolio of 5,300 MW wholesale contracts
- Market available energy from regulated utilities
- Market capacity and energy from merchant plants
- Purchase fuel for Energy Supply and NCNG
- Manage 70-person trading floor in Raleigh

Progress Energy

Marketing/Trading Strategy

Two-Year Game Plan

- Revising risk oversight policies/procedures
- Build full set of commercial capabilities by 2003
- Capitalize on size, optionality of assets and geographic reach



Progress Energy

Energy Ventures
Funding Growth Through 2003

Fuel Extraction, Manufacturing, and Delivery	Merchant Generation Ownership	Energy Marketing and Trading
$150 to $200 million	$1.0 to $1.3 billion	$75 to $125 million

Progress Energy

Business Lines and Our Intentions

- Upstream Energy
- Transmission
- Energy Delivery + Services
- Wholesale Telecom

- Build mass and strength
- Operate at top quartile levels
- Deliver value to shareholders

Progress Energy

Progress Telecom

Three-Year Game Plan

- 2001: Year of positioning
- 2002: Year of growth
- 2003: Year of decision

Progress Telecom – Year 2001

- 5,250 route miles
- 129,000 fiber miles
- 168 POPs
- $75 million revenues
- $100 million CAPEX



OH
IN
WV
KY
VA
TN
NC
SC
AL
GA
New York/North East
Washington DC
Richmond
Winston Salem
Greensboro
Rocky Mount
Raleigh
Greenville
Chicago/Mid-West
Atlanta
Columbia
Wilmington
Jacksonville
Gainesville
Ocala
Orlando
Tampa
Winter Haven
Clearwater
St Petersburg
Lakeland
Vero Beach
Sarasota
W. Palm Beach
Boca Raton
Pompano
Hollywood
Miami
Latin America
Ft Myers

Progress Energy

Managerial Checklist

- Strong, telecom savvy team – aligned incentives
- Emphasis on customers and margin preservation
- Capital expenditures tied to revenues
- Partnerships provide domestic and international reach
- Building significant regional footprint
- Leveraging energy utility infrastructure

Progress Energy

Another Convergence Opportunity



Energy Delivery
Fiber Network
Convergence
Infrastructure
Reliability
Responsiveness
Service

Sources of Growth


$3.25 - 3.35
.25 - .35
.20 - .25
.05
$3.80 - 4.00
7-8% EPS CAGR
2001
Utilities
Energy Ventures
Progress Telecom + SRS
2003

Progress Energy

Summary

- Super-regional, southeastern energy company
- Focused strategy
- Track record of operational excellence
- Favorable regulatory environments
- 7 - 8 % EPS growth

Progress Energy

Questions should be directed to

Bob Drennan
Manager - Investor Relations and Funds Management
919-546-7474

Martin Jarosick
Investor Relations Analyst
919-546-6931

Progress Energy